SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):  March 25, 1998

Financial Asset Securitization, Inc.
Mortgage Participation Securities Series 1997 NAMC1
   		(Exact name of registrant as specified in its charter)


              Virginia          		  0-15483  	    53-1526174
(State or Other Jurisdiction 	(Commission      (I.R.S. Employer
of Incorporation)		File Number)	Identification No.)

901 East Byrd Steet
Richmond, Virginia						 23219
(Address of Principal Executive Offices)			(Zip Code)


Registrant's telephone number, including area code:         (804) 344-7575
Item 5.	Other Events

		On behalf of Financial Asset Securitization, Inc. Mortgage Particiption Securities, Series 1997-NAMC 1, a Trust creat-ed pursuant to the Pooling and Servicing Agreement, dated April 1, 1997, by The First National Bank of Chicago, as trustee for the Trust, the Trustee has caused to be filed with the Commission, the Monthly Report dated March 25, 1998. The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area. The filing of the Monthly Report will occur subsequent to each monthly distribution to the holders of the Certificates, Due May 25, 2027.

		A. 	Monthly Report Information:
			See Exhibit No. 1

		B.	Have any deficiencies occurred?   NO.
				Date:
				Amount:

		C.	Item 1: Legal Proceedings:	NONE

		D.	Item 2: Changes in Securities:	NONE

		E.	Item 4: Submission of Matters to a Vote of Certifi-
			catholders:  NONE

		F.	Item 5: Other Information - Form 10-Q, Part II -
			Items 1,2,4,5 if applicable:  NOT APPLICABLE

Item 7. Monthly Statements and Exhibits
Exhibit No.
1.

                                                    Reimbur-
                                        Realized    ment of
      Beginning                         Loss of     Realized  Interest Remaining
Class  Balance    Principal  Interest  Principal     Losses   Shortfall Balance
FXA-1    4490653     1043302    25821           0           0        0  3447351
FXA-2   20371789       13586   131568           0           0        0 20358203
FXA-3   11623696           0    71195           0           0        0 11623696
FXA-4   13200375           0    82502           0           0        0 13200375
FXA-5    5125000           0    33099           0           0        0  5125000
FXA-6    4001000           0    25840           0           0        0  4001000
FXA-7    1000000           0     6458           0           0        0  1000000
FXA-8   15688836     1182409    79425           0           0        0 14506427
FXA-9   15688836 NA             31705 NA                    0        0 14506427
FXP        80700         711 NA                 0           0 NA          79988
FXS      7117874 NA             45970 NA                    0        0  6970258
A-1     35023363     2308233   226193           0           0        0 32715131
A-2      6962000           0    44963           0           0        0  6962000
A-3      1951000           0    12600           0           0        0  1951000
A-4     13603071       10199    87853           0           0        0 13592871
P        1047162       17550 NA                 0           0 NA        1029612
S         896409 NA              5789 NA                    0        0   836204
B-1      5156584        3612    33303           0           0        0  5152972
B-2      2097594        1469    13547           0           0        0  2096124
B-3      1310996         918     8467           0           0        0  1310077
B-4       786597         551     5080           0           0        0   786046
B-5       436999         306     2822           0           0        0   436693
B-6       699199         490     4516           0           0        0   698709
R              0           0        0           0 NA                 0        0
RP             0           0        0           0 NA                 0        0


                                        Reimbur-
                                        ment of
     Beginning                          Realized  Remaining
ClassBalance     Principal   Interest    Losses   Balance
FXA-1 298.212001   69.282861 1.714719    0.000000  228.929140
FXA-2 993.745807    0.662734 6.417941    0.000000  993.083073
FXA-31000.000000    0.000000 6.125000    0.000000 1000.000000
FXA-41000.000000    0.000000 6.250000    0.000000 1000.000000
FXA-51000.000000    0.000000 6.458334    0.000000 1000.000000
FXA-61000.000000    0.000000 6.458333    0.000000 1000.000000
FXA-71000.000000    0.000000 6.458330    0.000000 1000.000000
FXA-8 567.083411   42.738975 2.870860    0.000000  524.344436
FXA-9 567.083411    0.000000 1.145981    0.000000  524.344436
FXP   991.528585    8.739387 0.000000    0.000000  982.789198
FXS   729.987392    0.000000 4.714501    0.000000  714.848370
A-1   806.165359   53.130738 5.206485    0.000000  753.034621
A-2  1000.000000    0.000000 6.458334    0.000000 1000.000000
A-3  1000.000000    0.000000 6.458334    0.000000 1000.000000
A-4   992.924855    0.744475 6.412639    0.000000  992.180380
P     962.703306   16.134945 0.000000    0.000000  946.568361
S     745.937906    0.000000 4.817512    0.000000  695.839572
B-1   993.412535    0.695917 6.415790    0.000000  992.716618
B-2   993.412536    0.695917 6.415790    0.000000  992.716619
B-3   993.412539    0.695914 6.415792    0.000000  992.716625
B-4   993.412536    0.695922 6.415795    0.000000  992.716614
B-5   993.412549    0.695913 6.415797    0.000000  992.716636
B-6   993.412732    0.695774 6.415793    0.000000  992.716958
R       0.000000    0.000000 0.000000    0.000000    0.000000
RP      0.000000    0.000000 0.000000    0.000000    0.000000




SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

			Financial Asset Securitization, Inc.



				By    	/s/ Richard Tarnas
				Name:   Richard Tarnas
				Title:	Vice President,
					The First National Bank of Chicago

Dated: March 25, 1998